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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   December 18, 2003


                               REALNETWORKS, INC.
             (Exact name of registrant as specified in its charter)


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        WASHINGTON
     (State or other              0-23137                     91-1628146
       jurisdiction          (Commission File              (I.R.S. Employer
   of incorporation)              Number)                 Identification No.)


                        2601 Elliott Avenue, Suite 1000
                           Seattle, Washington 98121
              (Address of principal executive offices) (Zip code)

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                                 (206) 674-2700
               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On December 18, 2003, RealNetworks, Inc. issued the press release filed as
Exhibit 99.1 to this report. In the press release, RealNetworks makes reference to non-GAAP measures of net loss per share. The press release sets forth the comparable GAAP measures of net loss per share and a reconciliation of the difference between the non-GAAP measures and GAAP measures. RealNetworks believes that the non-GAAP measures of net loss per share provide investors with useful information regarding the effect of the announced litigation on RealNetwork's operating results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (C) Exhibits.

          99.1  Press release issued by RealNetworks, Inc. on December 18, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     REALNETWORKS, INC.



Dated:  December 18, 2003       By:  /s/ Robert Kimball
                                     ------------------------------------------
                                     Robert Kimball
                                     Vice President, Legal and Business Affairs,
                                     General Counsel and Corporate Secretary

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                                 EXHIBIT INDEX


Exhibit Number                      Description
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  99.1         Press release issued by RealNetworks, Inc. on December 18, 2003.